UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2004

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 12.

Results of Operations and Financial Condition.

On May 14, 2004, the Registrant announced financial results for the quarter ended March 31, 2004.  A copy of the press release is attached hereto as an exhibit.

Item 7.

Financial Statements and Exhibits.

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  May 14, 2004

EXHIBIT 99.1

ABLEAUCTIONS REPORTS 1st QUARTER 2004 RESULTS - ONE OF ITS STRONGEST WITH REVENUES EXCEEDING ALL OF 2003

FIFE, WASHINGTON – May 14, 2004 – Ableauctions.com Inc.  (AMEX:AAC) (the “Company”) today announced the results of operations for the quarter ended March 31, 2004, posting one of its strongest quarters to date.  The Company’s first quarter revenue exceeded all of 2003 and for the fifth consecutive quarter, the Company posted a net profit and increased revenues, assets and shareholders’ equity.

For the first quarter ending March 31, 2004, the Company reported revenue of $966,141, compared to revenue of $140,192 during the same period in 2003 (and $778,102 for all of 2003).  The Company also reported net income of $51,923, compared to net income of $3,971 during the same period in 2003.   The increase in revenues reflects solid performances in virtually all sectors of the Company’s operations, especially the iTrustee and Unlimited Closeouts liquidation operations.

Shareholders’ equity, defined as the value of the Company’s assets minus its liabilities, increased for the fifth consecutive quarter to $8,623,084 (from $5,200,651 as of December 31, 2003).  The Company also increased its cash and short-term investments reserves to $6,030,614 (from $3,615,427 as of December 31, 2003), primarily as a result of the private placement of its securities and the exercise of stock options.

Gross profit for the quarter was $340,204 compared to $80,893 for the same period in 2003, an increase of 320%.  The overall gross profit margin is expected to stabilize at approximately 32% primarily as a result of the addition of the liquidation services group.  The primary sources of the Company’s revenues are:

1.

Auction Broadcast Services - broadcast of live auctions over the Internet using its own technology (www.ableauctions.com/technology), NAA Live, or eBay’s Live Auction technology, and related services (www.icollectorlive.com/services.aspx).

2.

Point-of-Sale (POS) and Hardware Services - the sale, installation and support of the Company’s Point-Of-Sale (POS) software, hardware and network configurations (www.rapidfusion.com/technology).

3.

Liquidation Services - the sale of merchandise through the Company’s liquidation operations, Unlimited Closeouts and iTrustee.com.

Operating profit from continuing operations, including income from joint ventures and interest income, has increased to $51,923 for the quarter ended March 31, 2004, compared to loss of $92,226 for the corresponding period in 2003.  The increase in profit is attributed to interest income earned on short-term investments and increased revenues.

With the objective of further expanding its operations, the Company is currently negotiating several potential acquisitions or mergers.  The Company believes these initiatives will enhance its operations significantly.

About Ableauctions.com

Ableauctions.com is a high-tech auctioneer that conducts auctions live and simultaneously broadcasts them over the Internet.  With the experience of over 3,000 auctions, the Company has developed state-of-the-art technology to broadcast Internet auctions (www.ableauctions.com/technology) and currently provides technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com.

About iCollector.com

iCollector.com is a wholly owned subsidiary of Ableauctions and is the independent connection to the world's auction houses.  It was the first company dedicated to trading antiques, fine art and premium collectibles on the Internet and today represents some of the world's leading auction houses.  Since January 2001, it has broadcast hundreds of live auctions in real-time on eBay Live Auctions, directly from the salesroom as the auction happens.  iCollector can help you find, buy or sell art, antiques and collectibles online.

About iTrustee and Unlimited Closeouts

iTrustee.com Technologies Ltd. and Unlimited Closeouts Inc. are wholly owned subsidiaries of Ableauctions.com Inc. iTrustee.com is a reseller platform designed to sell bank and trustee inventories, as well as distressed merchandise, exclusively to resellers, auctioneers and liquidators.

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our on-line auction business, our ability to implement our inventory procurement strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB and on documents we file from time-to-time with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Actual results may differ materially from the Company's expectations and estimates.